UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

Item 1. Report to Stockholders.

Tortoise MLP & Pipeline Fund

Investor Class (TORTX)
Institutional Class (TORIX)
C Class (TORCX)

2013 Semi-Annual Report
May 31, 2013

2	2013 Semi-Annual Report

June 18, 2013

Dear fellow shareholders,

Following a bullish start in fiscal 2013, the equity market maintained its positive course as the first half progressed, with the S&P 500 Index® gaining 8.2 percent and 16.4 percent for the three and six months ending May 31st. A confluence of events conspired to buoy investor confidence and sustain the market’s upward trajectory during the period as fiscal cliff concerns abated and economic data continued to suggest a moderate economic recovery. Pipeline companies had a positive first half, continuing to demonstrate the resiliency of their underlying fundamentals and benefit from energy infrastructure build-out across North America.

Pipeline Sector Update

With 2013 well underway, we continue to be excited about the North American energy renewal, with domestic production gaining momentum. While persistent headlines have drawn broad attention to this story, Americans are just now becoming aware of the positive implications for our economy and for North America’s growing relevance as a global leader in energy production. The energy sector continues to be a bright spot for our economy, with the oil and gas industry constituting more than 7 percent of U.S. gross domestic product.

Just as significant, however, is the pace at which oil and natural gas production is driving meaningful pipeline infrastructure build-out to adequately and efficiently transport these natural resources from collection sites to areas of growing demand. In the last three years, the U.S. added thousands of miles of oil and gas pipelines, but substantially more is needed to provide transportation quickly and efficiently to refineries and consumers. The pace of projects remains strong, and in just the next three years through 2015, we project more than $100 billion in MLP, pipeline and related organic growth projects. The bulk of projects currently underway involve the build-out of petroleum pipelines particularly in the resource-rich Bakken, Eagle Ford and Permian fields.

Merger and acquisition (M&A) activity remains elevated with nearly $27 billion in MLP and pipeline acquisitions during the first half of 2013, the largest of which was Kinder Morgan Energy Partners’ $5 billion acquisition of natural gas pipeline assets from Copano Energy, L.L.C., which closed on May 1st. Capital markets continued to support the sector, with more than $20 billion in equity and a near-equal amount in debt raised during the fiscal half through May 31st. This included the launch of eight new MLP initial public offerings, which included gathering/processing and natural gas pipeline MLPs, among other less-traditional businesses.

We continue to be excited about the significant transformation taking place in North American energy, with North American pipeline companies playing a key role in the significant build-out underway. We believe pipeline companies remain attractive not only for their current income, but also for their growth potential. However, we also think it important to note that while a rising tide may lift all boats, market cycles should separate quality companies from those with weaker business models. We believe this will play out over time, and we look forward to serving you as your professional investment adviser in navigating the course ahead.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP & Pipeline Fund

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

Table of contents

Fund Information	3

Performance Discussion	5

Expense Example	7

Financial Statements	8

Notes to Financial Statements	14

Additional Information	17

Contacts	19

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	3

Fund Information at May 31, 2013

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional	Investor	C Class
Ticker	TORIX	TORTX	TORCX
Net Expense Ratio(1)	1.11%	1.36%	2.11%

Redemption Fee	None	None	None

Maximum Front-End
Sales Load	None(2)	5.75%(3)	None(2)

Maximum Deferred
Sales Load(3)	None	None	1.00%(4)

(1)	Tortoise has contractually agreed to limit operating expenses for the Fund through 5/31/14, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses of 0.01%, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Institutional Class, 1.35% of the average daily net assets of the Investor Class and 2.10% of the average daily net assets of the C Class.

(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.

(3)	You may qualify for sales charge discounts if you invest at least $50,000. No front-end sales charge is payable on Investor class investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Investment features

Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

MLP & pipeline focus. Real, long-lived, essential assets

Efficient structure. Traditional flow-through mutual fund with daily liquidity at NAV

Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Growth opportunities. Infrastructure projects connecting new areas of supply and demand

Experienced MLP adviser. Pioneering MLP investment firm with $11.7 billion in AUM as of 5/31/13

Top ten holdings (% of long-term investments)
1.	Kinder Morgan, Inc.	9.1%
2.	Williams Companies, Inc.	9.1%
3.	Enbridge, Inc.	7.6%
4.	Spectra Energy Corp.	7.6%
5.	CenterPoint Energy, Inc.	6.1%
6.	ONEOK, Inc.	6.0%
7.	NiSource, Inc.	4.7%
8.	TransCanada Corp.	4.6%
9.	EQT Corp.	4.2%
10.	Plains All American Pipeline, L.P.	3.3%

Targeted investment characteristics

The Fund’s targeted investments will generally have the following characteristics

  Strategic assets that fuel the economy
  Diversified asset bases
  Limited direct commodity price exposure
  History of predictable, recurring cash flows
  Total return potential through growth and current income
  Experienced management teams

Portfolio statistics

By ownership structure

By asset type

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

4	2013 Semi-Annual Report

Mutual fund investing involves risk. Principal loss is possible. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/ or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the Fund differs from that of a direct investment in an MLP by an investor. The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for US federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice. Investments in non-US companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of US issuers, including risks related to political, social and economic developments abroad, differences between US and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may also write call options which may limit the Fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	5

Performance Discussion (unaudited)

This is our semi-annual report and reflects the period from Dec. 1, 2012 through May 31, 2013. The performance of the Tortoise MLP & Pipeline Fund’s share classes for the periods ending May 31, 2013 were as follows:

Total Returns
				Since	Gross
	Class	6 Month	1 Year	Inception(1)	Expense Ratio
TORIX	Institutional	14.59%	22.15%	20.53%	1.20%
TORTX	Investor (excluding load)	14.52%	22.01%	20.18%	1.45%
TORTX	Investor (maximum load)	7.89%	14.98%	16.67%	1.45%
TORCX	C Class (excluding CDSC)	14.05%	21.05%	19.26%	2.20%
TORCX	C Class (including CDSC)	13.05%	20.05%	19.26%	2.20%
S&P 500 Index®(2)		16.43%	27.28%	12.58%	—

Note: For the period over 1 year, performance reflected is for the average annual returns.

Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-Fund (855-822-3863).

(1)	The inception for TORIX and TORTX was May 31, 2011. The inception for TORCX was September 19, 2012. Performance shown prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares. The total return listed for the S&P 500 Index® since inception is for the period since inception of TORIX/TORTX.

(2)	The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

6	2013 Semi-Annual Report

Value of $1,000,000 vs. S&P 500 Index® (unaudited)

Since inception on May 31, 2011 through May 31, 2013

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2013. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be obtained through the most recent month-end by calling 855-TCA-Fund (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/12)	(05/31/13)	(12/01/12 to 05/31/13)
Tortoise MLP & Pipeline
Investor Class Actual(2)	$1,000.00	$1,145.20	$7.22

Tortoise MLP & Pipeline
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.20	$6.79

Tortoise MLP & Pipeline
Institutional Class Actual(2)	$1,000.00	$1,145.90	$5.89

Tortoise MLP & Pipeline
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.45	$5.54

Tortoise MLP & Pipeline
C Class Actual(2)	$1,000.00	$1,140.50	$11.21

Tortoise MLP & Pipeline
C Class Hypothetical
(5% return before expenses)	$1,000.00	$1,014.46	$10.55

(1)	Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.35%, 1.10% and 2.10% for the Investor Class, Institutional Class and C Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).
(2)	Based on the actual returns for the six-month period ended May 31, 2013 of 14.52%, 14.59% and 14.05% for the Investor Class, Institutional Class and C Class, respectively.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

8	2013 Semi-Annual Report

Schedule of Investments (unaudited)
May 31, 2013
	Shares	Fair Value
Common Stock — 74.3%(1)

Canadian Crude/Refined Products Pipelines — 10.3%(1)
Enbridge, Inc.	1,374,500	$59,392,145
Pembina Pipeline Corp.	760,200	23,772,061
		83,164,206

Canadian Natural Gas Pipelines — 5.9%(1)
Keyera Corp.	203,200	11,740,227
TransCanada Corp.	777,400	35,643,790
		47,384,017

United States Crude/Refined Products Pipelines — 8.8%(1)
Kinder Morgan, Inc.	1,877,465	71,306,120

United States Local Distribution Pipelines — 10.5%(1)
CenterPoint Energy, Inc.	2,074,800	48,093,864
NiSource, Inc.	1,273,900	36,599,147
		84,693,011

United States Natural Gas Gathering Pipelines — 1.9%(1)
Targa Resources Corp.	240,200	15,473,684

United States Natural Gas Pipelines — 32.5%(1)
EQT Corp.	415,100	33,158,188
National Fuel Gas Co.	258,100	15,795,720
OGE Energy Corp.	171,462	11,637,126
ONEOK, Inc.	1,047,972	47,305,456
Questar Corp.	1,007,500	24,492,325
Spectra Energy Corp.	1,942,600	59,385,282
Williams Companies, Inc.	2,021,700	71,123,406
		262,897,503

United States Other Energy Infrastructure — 4.4%(1)
CMS Energy Corp.	283,500	7,640,325
Dominion Resources, Inc.	134,500	7,605,975
Sempra Energy	102,200	8,308,860
Wisconsin Energy Corp.	287,842	11,746,832
		35,301,992
Total Common Stock
(Cost $562,245,261)		600,220,533

Master Limited Partnerships — 22.6%(1)

United States Crude/Refined Products Pipelines — 11.3%(1)
Buckeye Partners, L.P.	120,040	7,939,446
Genesis Energy, L.P.	76,460	3,834,469
Holly Energy Partners, L.P.	107,300	3,858,508
Magellan Midstream Partners, L.P.	426,237	22,160,062
MPLX LP	156,650	5,816,414
Oiltanking Partners LP	76,419	3,782,740
Plains All American Pipeline, L.P.	463,431	26,035,554
Sunoco Logistics Partners L.P.	195,500	11,835,570
Tesoro Logistics LP	99,405	6,167,086
		91,429,849

United States Natural Gas Gathering Pipelines — 4.8%(1)
Access Midstream Partners LP	232,400	9,997,848
DCP Midstream Partners, LP	121,400	5,802,920
MarkWest Energy Partners LP	120,400	7,927,136
Targa Resources Partners LP	82,792	3,850,656
Western Gas Equity Partners LP	104,000	3,891,680
Western Gas Partners LP	130,300	7,665,549
		39,135,789

United States Natural Gas Pipelines — 6.5%(1)
Energy Transfer Equity, L.P.	233,746	13,360,922
Enterprise Products Partners L.P.	391,300	23,239,307
ONEOK Partners, L.P.	74,600	3,861,296
Regency Energy Partners LP	304,700	7,812,508
Williams Partners LP	75,555	3,769,439
		52,043,472
Total Master Limited Partnerships
(Cost $155,091,630)		182,609,110

Short-Term Investment — 2.7%(1)

United States Investment Company — 2.7%(1)
Fidelity Institutional Money Market
Portfolio, 0.08%(2)
(Cost $22,014,921)	22,014,921	22,014,921

Total Investments — 99.6%(1)
(Cost $739,351,812)		804,844,564
Other Assets and Liabilities, Net — 0.4%(1)		3,172,177
Total Net Assets — 100.0%(1)		$808,016,741

(1)	Calculated as a percentage of net assets.
(2)	Rate indicated is the current yield as of May 31, 2013.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	9

Statement of Assets & Liabilities (unaudited)
May 31, 2013

Assets:
Investments, at fair value (cost $739,351,812)	$804,844,564
Dividends & interest receivable	1,648,058
Receivable for capital shares sold	16,718,990
Prepaid expenses & other assets	85,535
Total assets	823,297,147
Liabilities:
Payable for investment securities purchased	12,091,840
Payable for capital shares redeemed	2,344,328
Payable to Adviser	628,000
Payable to affiliates	131,406
Accrued expenses	33,230
Accrued distribution fees	51,602
Total liabilities	15,280,406
Net Assets	$808,016,741

Net Assets Consist of:
Capital stock	$735,157,334
Undistributed net investment income	4,139,603
Undistributed net realized gain on investments	3,236,151
Net unrealized appreciation of investments
and translations of foreign currency	65,483,653
Net Assets	$808,016,741

	Investor	Institutional
	Class	Class	C Class
Net Assets	$146,410,962	$645,447,800	$16,157,979
Shares issued and
outstanding(1)	10,378,529	45,537,090	1,151,793
Net asset value,
redemption price
and minimum
offering price
per share	$14.11	$14.17	$14.03
Maximum offering
price per share
($14.11/0.9425)	$14.97	N/A	N/A

(1) Unlimited shares authorized

Statement of Operations (unaudited)
For the Six Months Ended May 31, 2013
Investment Income:
Dividends from common stock	$7,559,884
Less: foreign taxes withheld	(257,663)
Net dividend income from common stock	7,302,221
Distributions received from master
limited partnerships	3,316,369
Less: return of capital on distributions	(3,184,794)
Net distribution income from master
limited partnerships	131,575
Interest income	7,340
Total investment income	7,441,136
Expenses:
Advisory fees	2,455,568
Transfer agent fees & expenses	211,739
Fund administration & accounting fees	185,996
Federal & state registration fees	52,999
Audit & tax fees	19,997
Custody fees	16,271
Shareholder communication fees	15,066
Other	8,666
Compliance fees	6,006
Trustee fees	5,750
Legal fees	5,729
Distribution fees:
Investor Class	117,020
C Class	41,828
Total expenses before fee recoupment	3,142,635
Add: Advisory fee recoupment (Note 4)	194,007
Net expenses	3,336,642
Net Investment Income	4,104,494
Realized and Unrealized Gain
of Investments and Translations
of Foreign Currency:
Net realized gain on investments, including
foreign currency gain (loss)	3,491,661
Net change in unrealized appreciation
of investments and translations
of foreign currency	58,104,245
Net Realized and Unrealized Gain on
Investments and Translations of
Foreign Currency	61,595,906
Net Increase in Net Assets Resulting
from Operations	$65,700,400

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

10	2013 Semi-Annual Report

Statement of Changes in Net Assets

	Six Months Ended
	May 31, 2013	Year Ended
	(unaudited)	November 30, 2012
Operations
Net investment income	$4,104,494	$2,398,448
Net realized gain on investments, including foreign currency gain (loss)	3,491,661	5,908,709
Net change in unrealized appreciation of investments and translations of foreign currency	58,104,245	5,785,845
Net increase in net assets resulting from operations	65,700,400	14,093,002
Capital Share Transactions
Investor Class:
Proceeds from shares sold	92,979,680	55,821,140
Proceeds from reinvestment of distributions	819,425	22,381
Payments for shares redeemed	(11,359,198)	(3,843,733)
Increase in net assets from Investor Class transactions	82,439,907	51,999,788
Institutional Class:
Proceeds from shares sold	300,276,778	358,488,758
Proceeds from reinvestment of distributions	1,794,056	128,422
Payments for shares redeemed	(43,140,042)	(52,760,162)
Increase in net assets from Institutional Class transactions	258,930,792	305,857,018
C Class:(1)
Proceeds from shares sold	13,794,454	2,107,235
Proceeds from reinvestment of distributions	35,685	—
Payments for shares redeemed	(355,607)	—
Increase in net assets from C Class transactions	13,474,532	2,107,235
Net increase in net assets resulting from capital share transactions	354,845,231	359,964,041
Distributions to Shareholders
From net investment income
Investor Class	(340,394)	(11,159)
Institutional Class	(2,554,144)	(76,378)
C Class(1)	(16,251)	—
From net realized gains
Investor Class	(646,794)	(12,132)
Institutional Class	(4,027,052)	(69,994)
C Class(1)	(30,959)	—
Total distributions to shareholders	(7,615,594)	(169,663)
Total Increase in Net Assets	412,930,037	373,887,380
Net Assets
Beginning of period	395,086,704	21,199,324
End of period (including undistributed net investment income of
$4,139,603 and $2,945,898, respectively)	$808,016,741	$395,086,704
Transactions in Shares
Shares sold — Investor Class	6,727,492	4,599,821
Shares issued to holders in reinvestment of dividends — Investor Class	67,221	1,963
Shares redeemed — Investor Class	(821,155)	(314,759)
Net increase	5,973,558	4,287,025
Shares sold — Institutional Class	21,754,913	29,165,044
Shares issued to holders in reinvestment of dividends — Institutional Class	146,693	11,235
Shares redeemed — Institutional Class	(3,162,731)	(4,171,382)
Net increase	18,738,875	25,004,897
Shares sold — C Class(1)	1,007,261	166,960
Shares issued to holders in reinvestment of dividends — C Class(1)	2,935	—
Shares redeemed — C Class(1)	(25,363)	—
Net increase	984,833	166,960

(1) Inception date of the C Class was September 19, 2012.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	11

Financial Highlights

	Investor Class
	Six Months Ended		Period from
	May 31, 2013	Year Ended	May 31, 2011(1) to
	(unaudited)	November 30, 2012	November 30, 2011

Per Common Share Data(2)
Net asset value, beginning of period	$12.54	$11.06	$10.00
Investment operations:
Net investment income(3)	0.04	0.03	0.06
Net realized and unrealized gain on investments and
translations of foreign currency(3)	1.71	1.51	1.00
Total from investment operations	1.75	1.54	1.06
Less distributions:
Dividends from net investment income	(0.07)	(0.03)	—
Dividends from net realized gains	(0.11)	(0.03)	—
Total distributions	(0.18)	(0.06)	—
Net asset value, end of period	$14.11	$12.54	$11.06
Total Return(4)(5)	14.52%	14.03%	10.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$146,411	$55,256	$1,305
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(6)	1.28%	1.45%	4.15%
After expense reimbursement/recoupment(6)	1.35%	1.36%	1.35%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment(6)	1.28%	1.44%	4.15%
After expense reimbursement/recoupment(6)	1.35%	1.35%	1.35%
Ratio of net investment income
to average net assets:
Before expense reimbursement/recoupment(6)	1.30%	1.30%	(1.72)%
After expense reimbursement/recoupment(6)	1.23%	1.39%	1.08%
Portfolio turnover rate(5)	8%	37%	46%

(1)	Inception date of the Investor Class.
(2)	For an Investor Class share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

12	2013 Semi-Annual Report

Financial Highlights (continued)

	Institutional Class
	Six Months Ended		Period from
	May 31, 2013	Year Ended	May 31, 2011(1) to
	(unaudited)	November 30, 2012	November 30, 2011
Per Common Share Data(2)
Net asset value, beginning of period	$12.60	$11.09	$10.00
Investment operations:
Net investment income(3)	0.07	0.07	0.04
Net realized and unrealized gain on investments and
translations of foreign currency(3)	1.70	1.51	1.05
Total from investment operations	1.77	1.58	1.09
Less distributions:
Dividends from net investment income	(0.09)	(0.04)	—
Dividends from net realized gains	(0.11)	(0.03)	—
Total distributions	(0.20)	(0.07)	—
Net asset value, end of period	$14.17	$12.60	$11.09
Total Return(4)	14.59%	14.32%	10.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$645,448	$337,740	$19,895
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)	1.03%	1.20%	3.90%
After expense reimbursement/recoupment(5)	1.10%	1.11%	1.10%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment(5)	1.03%	1.19%	3.90%
After expense reimbursement/recoupment(5)	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment(5)	1.55%	1.55%	(1.44)%
After expense reimbursement/recoupment(5)	1.48%	1.64%	1.36%
Portfolio turnover rate(4)	8%	37%	46%

(1)	Inception date of the Institutional Class.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	13

Financial Highlights (continued)

	C Class
	Six Months Ended	Period from
	May 31, 2013	September 19, 2012(1)
	(unaudited)	to November 30, 2012
Per Common Share Data(2)
Net asset value, beginning of period	$12.52	$12.68
Investment operations:
Net investment income(3)	0.08	0.01
Net realized and unrealized gain on investments and
translations of foreign currency(3)	1.61	(0.17)
Total from investment operations	1.69	(0.16)
Less distributions:
Dividends from net investment income	(0.07)	—
Dividends from net realized gains	(0.11)	—
Total distributions	(0.18)	—
Net asset value, end of period	$14.03	$12.52
Total Return(4)(5)	14.05%	(1.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$16,158	$2,090
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(6)	2.03%	2.19%
After expense reimbursement/recoupment(6)	2.10%	2.11%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment(6)	2.03%	2.18%
After expense reimbursement/recoupment(6)	2.10%	2.10%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment(6)	0.55%	0.57%
After expense reimbursement/recoupment(6)	0.48%	0.65%
Portfolio turnover rate(5)	8%	37%

(1)	Inception date of the C Class.
(2)	For a C Class share outstanding for the entire period.
(3)	The per common share data for the period from September 19, 2012 to November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Total return does not reflect sales charges.
(5)	Not annualized.
(6)	Annualized.

See accompanying Notes to Financial Statements.
Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

14	2013 Semi-Annual Report

Notes to Financial Statements (unaudited)
May 31, 2013

1. Organization

Tortoise MLP & Pipeline Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on May 31, 2011.

The Fund offers three classes of shares: the Investor Class, the Institutional Class and the C Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation — The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common stock	$600,220,533	$—	$—	$600,200,533
Master limited
partnerships	182,609,110	—	—	182,609,110
Short-term investment	22,014,921	—	—	22,014,921
Total investments
in securities	$804,844,564	$—	$—	$804,844,564

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2013, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. Tax authorities can examine all the tax returns filed since the inception of the Fund.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

For the year ended November 30, 2012, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs with the Statement of Operations. For the period, the Fund has estimated approximately 7% of total distributions as investment income and approximately 93% as return of capital.

Subsequent to November 30, 2012, the Fund reallocated the amount of 2012 investment income and return of capital it recognized during the 2012 fiscal year based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $115,000, an increase in unrealized appreciation of investments of approximately $101,000, and an increase in realized gains of approximately $14,000 for the period from December 1, 2012 through May 31, 2013.

Dividends and distributions to common stockholders will be recorded on the ex-dividend date. The character of dividends and distributions made during the year may differ from their ultimate characterization for federal income tax purposes.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLPs and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

4.	Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.35%, 1.10%, and 2.10% of average daily net assets of the Fund’s Investor Class shares, Institutional Class shares, and C Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least May 31, 2014. For the period ended May 31, 2013, the Adviser recouped expenses of 194,007. At May 31, 2013, the balance of previously waived expenses advisory fees eligible for recoupment was $103,595, which expires November 30, 2015.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant. For the period ended May 31, 2013, the Fund incurred $185,996 in administration and fund accounting fees. At May 31, 2013, the Administrator was owed fees of $76,175 by the Fund.

USBFS also serves as the transfer agent to the Fund. For the period ended May 31, 2013, the Fund incurred $186,576 in transfer agent fees (excluding transfer agency out-of-pocket expenses). U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the period ended May 31, 2013, the Fund incurred $16,271 in custody fees. At May 31, 2013, fees of $40,517 and $5,423 were owed for transfer agency (excluding out-of-pocket expenses) and custody fees, respectively, by the Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the period ended May 31, 2013, the Fund incurred $6,006 in compliance fees. At May 31, 2013, fees of $2,010 were owed by the Fund to the Chief Compliance Officer.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

16	2013 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended May 31, 2013, the Investor Class incurred expenses of $117,020 and the C Class incurred expenses of $41,828 pursuant to the Plan.

6. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended May 31, 2013, were as follows:

	Purchases	Sales
Other	$378,973,810	$44,230,376

7. Federal tax information

As of November 30, 2012, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$385,427,119
Gross unrealized appreciation	16,099,853
Gross unrealized depreciation	(8,160,728)
Net unrealized appreciation	7,939,125
Undistributed ordinary income	5,768,740
Undistributed long-term capital gain	1,066,736
Total distributable earnings	6,835,476
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$14,774,601

As of November 30, 2012, the Fund had no capital loss carryforwards.

As of May 31, 2013, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$735,618,754
Gross unrealized appreciation	70,356,830
Gross unrealized depreciation	(1,131,020)
Net unrealized appreciation	$69,225,810

For the period ended May 31, 2013, the Fund paid the following distributions to shareholders:

Ordinary	Long Term
Income*	Capital Gains	Total
$6,546,773	$1,068,821	$7,615,594

For the year ended November 30, 2012, the Fund paid the following distributions to shareholders:

Ordinary	Short Term
Income	Capital Gains*	Total
$87,537	$82,126	$169,663

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8. Line of credit

The Fund established a line of credit (“LOC”) in the amount of $75,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the period ended May 31, 2013, the Fund did not draw upon the line of credit.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	17

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Capital Advisors, L.L.C.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 12-13, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise”) regarding the Tortoise MLP & Pipeline Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 13-14, 2012, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed to be relevant, including the following: (1) the nature, extent, and quality of the services provided by Tortoise with respect to the Fund; (2) the cost of the services provided and the profits realized by Tortoise and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Tortoise and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including Tortoise’s in-person presentation, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement as it relates to the Fund continue to be fair and reasonable in light of the services that Tortoise performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, extent and quality of services provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Tortoise on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees noted the capitalization of Tortoise and its affiliation with Montage Investments, LLC, an SEC-registered investment adviser which itself has several billion in assets under management. The Trustees also considered Tortoise’s own capitalization separately, its assets under management, and the Fund’s sound performance, which exceeds its benchmarks over the 6 month and since inception periods, and the performance of Tortoise’s composites that maintain similar investment strategies to that of the Fund. The Trustees also considered Tortoise’s specialized investment strategy, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment industry experience of its portfolio managers. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Tortoise provides to the Fund under the Investment Advisory Agreement.

Cost of advisory services and profitability. The Trustees considered the annual management fee that the Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to the Fund during the 12 month period ended June 30, 2012. In this regard, the Trustees noted that Tortoise and its affiliates subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund in excess of Rule 12b-1 fees paid by the Fund. The Trustees noted that while the management fees charged to separately managed accounts with similar investment strategies and similar asset levels to that projected of the Fund are generally lower than the advisory fee for the Fund, Tortoise has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, that justify the higher fee. The Trustees also noted that Tortoise had contractually agreed to reduce its management fees, and, if necessary, reimburse the Fund for operating expenses, as specified in the Prospectus. The Trustees concluded that Tortoise’s service relationship with the Fund has not been profitable.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

18	2013 Semi-Annual Report

Additional Information (unaudited) (continued)

Comparative fee and expense data. The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Lipper benchmark category. While the Trustees noted that the Fund’s management fee was higher than the average management fees reported for the benchmark category, they also considered that the total expenses of the Investor and Institutional Class shares of the Fund were lower than the average total expenses (after waivers and expense reimbursements) reported for funds comprising the benchmark category, even though the average net assets of the funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee continues to be reasonable.

Economies of scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees noted that an increase in assets would mostly likely not decrease the amount of advisory services that Tortoise would need to provide to the Fund at the present time. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Other benefits. The Trustees noted that Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Fund’s portfolio transactions. While the Trustees noted that Rule 12b-1 fees are paid to Tortoise and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Tortoise and its affiliates incurred significantly exceed the Rule 12b-1 payments from the Fund. The Trustees concluded that Tortoise will not receive any other material financial benefits from services rendered to the Fund.

Availability of fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Privacy notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	19

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
1200 Main Street, Suite 2500
Kansas City, MO 64105

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND (855-822-3863)

This report should be preceded or accompanied by a prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise MLP & Pipeline Fund	www.tortoiseadvisors.com

Investment Adviser to
Tortoise MLP & Pipeline Fund

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	July 25, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	July 25, 2013

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	July 25, 2013

* Print the name and title of each signing officer under his or her signature.